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                                                                    EXHIBIT 99.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of D'Angelo Brands, Inc. (the "Company") on Form 10-KSB for the period ending April 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank D'Angelo, President/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Frank D'Angelo
                                    By:  Frank D'Angelo
                                    President/Treasurer
                                    August 12, 2002